2010 First Quarter
Earnings Call

2010 First Quarter Presentation  *
Disclaimer & Forward-Looking Statements
Statements in this document and presented orally on this call, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.
The Company intends any forward-looking statements to be covered by the Litigation
Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.
The Company’s capital strategy includes deployment of excess capital through acquisitions. The Company’s results reported above reflect the impact of acquisitions completed within the periods reported. Past and future acquisitions are expected to continue to impact the Company’s results in future periods.

Welcome and
Overview

2010 First Quarter Presentation  *
2010 Priorities
Priorities for 2010
 „Core deposit growth
 „NIM expansion
 „Moderate non-interest income and loan growth
 „Expense control with targeted investments
 „Cautious optimism regarding credit quality

2010 First Quarter Presentation  *
2010 First Quarter Highlights
Linked quarter
 „Net income of $16.4 mm, increased 35.5%
 „Revenue of $71.0 mm, improved 6.4%
 „NIM expanded 15 bps to 2.97%
 „Core deposits increased 3.3%, 13.4% annualized
 „Loan originations up 15.5%

2010 First Quarter Presentation  *
2010 First Quarter Highlights
Year over year
 „Net income increased 41.8%
 „Revenue improved 14.1%
 „NIM expanded 39 bps
 „Deposits up 8.4%; Core up 22.7%
 „Robust capital levels - TCE 11.10%

2010 First Quarter Presentation  *
Guiding Principles
 „Start with the customer
 „Empower our employees
 „Invest in our business
 „Execute our strategy
 „Deliver superior financial results

2010 First Quarter Presentation  *
Our Economic Environment
The Northeast economy has remained relatively stable during the recession, although challenges remain.
 „ Regionally and nationally, new & existing home sales activity has increased - for
 CT & MA:
 > Median prices of existing homes continue to improve
 > Building permits are up for the first quarter
 „ Unemployment levels remain high, although stabilizing:
 > U.S. = 9.7%
 > CT = 9.2% - but 3,000 jobs added in March
 > MA = 9.3% - but 7,600 jobs added in March
 „ GDP growth is expected to be modest
 > U.S. GDP = +3.0 to 3.25%
 > CT & MA = +2.5 to 2.75%
 > Consumer and small business spending show signs of improvement

Financial
Performance

2010 First Quarter Presentation  *
Record Revenue
$62,256
$65,218
$68,211
$66,769
$71,041
Strong Business Momentum
Linked Quarter
 „ Overall revenue growth +6.4%

2010 First Quarter Presentation  *
 „ Continue to reduce deposit
 costs while growing deposits
 „ Down 26 bps linked quarter
 „ Down 91 bps year over year
 „ Continue to pay down higher
 rate FHLBB
 „ Down 26 bps linked quarter
 „ Down 35 bps year over year
Cost of Deposits* - Down 91 Basis Points
Cost of Borrowings* - Down 35 Basis Points
*Rates represent month averages
*Rates represent month averages
Interest Expense Drivers

2010 First Quarter Presentation  *
Continued Expansion of NIM
 „ 5 consecutive quarters of
 NIM expansion
 „ 15 bps improvement over
 linked quarter
 „ Year over year expansion
 of 39 bps

2010 First Quarter Presentation  *
 Annual Trends (3 years CAGR)
 „ Revenue +6%
 „ Expense +3%

2010 First Quarter Presentation  *
$5,055
$4,662
$4,863
$4,974
$5,024
2009 Deposit Growth
Deposit Growth

2010 First Quarter Presentation  *
$390
$396
$404
$359
$338
Loan Originations

2010 First Quarter Presentation  *
$4,762
$4,806
$4,851
$4,792
$4,933
Loan Portfolio
Quarterly Trend - Balances
 „ Loan balances increased
 $30.1mm, linked quarter;
 year over year down -2.9%
 „ CRE increased by $38mm,
 +3.1% over linked quarter

2010 First Quarter Presentation  *
All CT 3.32%
All National 7.58%
All MA  2.56%
1.02%
1.13%
1.02%
NPL’s/Total Loans
1.06%
Credit Quality Trends - NAL vs. Peers
Peer Delinquency Rates (30 day +)* December 31, 2009
1.35%
Aggressively Managed Credit Quality
Credit Quality
 „NAL total delinquencies 1.77%
 as of 3/31/10
 „Continue to track well below
 state and national averages

2010 First Quarter Presentation  *

($ In Millions)	Balance
Residential Mortgages	2,392
Commercial Real Estate	1,178
Consumer Loans	714
C & I	415
Commercial Construction	67
Residential Development	26
Total Loans	4,792
Total Loan Portfolio
March 31, 2010

2010 First Quarter Presentation  *
Residential Mortgage Portfolio: $2.4 billion
Home Equity Portfolio: $700 million
 > Total delinquencies 0.64%
 > Net credit losses 0.11%
 > Updated FICO 747
 > Updated CLTV 68%

2010 First Quarter Presentation  *
Total CRE Portfolio: $1.3 billion
„Percent of total loans 26%
Total CRE Portfolio
March 31, 2010

2010 First Quarter Presentation  *
C&I Portfolio
March 31, 2010

2010 First Quarter Presentation  *
 „Percent of total loans 1%
 > Total delinquencies 7.45%
 > Net credit losses 1.83%
 > Total condo portfolio of
   $10.3 million
 > Total NPLs for condo
 portfolio $2.0 million
Residential Development Portfolio Snapshot
March 31, 2010
Total portfolio: $26.5 million

2010 First Quarter Presentation  *
Quarterly Net Charge-offs by Category
March 31, 2010

2010 First Quarter Presentation  *
Total Fixed Income Portfolio: $2.60 billion
*Includes Money Market Mutual Funds
*
Investment Portfolio
March 31, 2010
 „ Trust Preferred
 > Book: $48.8 mm
 > Market: $33.5 mm
 „ Private MBS
 > Book: $22.4 mm
 > Market: $20.2 mm

2010 First Quarter Presentation  *
Robust Capital

Bringing Our Brand To Life
“Do Your Thing”

2010 First Quarter Presentation  *
Our Branding Initiative
“Do Your Thing” Positioning
 „ Reinforces our brand strengths of personal
 service and customized solutions
 „ Highlights full range of products
 „ Targeted to consumers and businesses
 „ Utilizing full range of media
Primary advertising objectives:
 „ Increase awareness
 „ Drive traffic and new household growth
 „ Grow deposit and loan volume
 „ Improve existing customer loyalty

2010 First Quarter Presentation  *
Our Employee Engagement Initiative
Going to great lengths to
deliver the Brand Promise
 „Participated in brand
 development
 „Helped create and deliver
 training
 „Providing feedback through
 e-channels

2010 First Quarter Presentation  *
2010 Outlook
NewAlliance is well poised to grow
New downtown
Hartford Branch

2010 Outlook

2010 First Quarter Presentation  *
2010 Outlook
NewAlliance is poised for growth
 „Revenue growth is a primary focus
 > NIM expansion
 „Core deposit growth
 „Commercial loan growth
 „Sustained operating leverage improvement
 „Cautious optimism regarding credit quality

Appendix

2010 First Quarter Presentation  *
Gap Report

2010 First Quarter
Earnings Call